EXHIBIT 10.3

                               EPICEPT CORPORATION
                           2005 EQUITY INCENTIVE PLAN
                             STOCK OPTION AGREEMENT

SECTION 1 GRANT OF OPTION.

(a) OPTION. On the terms and conditions set forth in this Agreement and each Notice of Stock Option Grant referencing this Agreement (the "Notice"), the Company grants to the Optionee on the Grant Date an option to purchase at the Exercise Price a number of shares of Common Stock, all as set forth in the Notice. Each such Notice, together with this referenced Agreement, shall be a separate option governed by the terms of this Agreement. This option is intended to be an Incentive Stock Option or a Nonqualified Stock Option, as provided in the Notice.

(b) EQUITY INCENTIVE PLAN AND DEFINED TERMS. This option is granted under and subject to the terms of the EpiCept Corporation 2005 Equity Incentive Plan (the "Plan"), which is incorporated herein by this reference. Capitalized terms are defined in SECTION 10 of this Agreement.

(c) SCOPE OF THIS AGREEMENT. This Agreement shall apply both to this option and to the shares of Common Stock acquired upon the exercise of such option(s).

SECTION 2 EXERCISABILITY.

Subject to the conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the vesting provisions of the Notice.

SECTION 3 TRANSFER OR ASSIGNMENT OF OPTION.

(a) GENERALLY. This option shall be exercisable during the Optionee's lifetime, only by the Optionee. Except as otherwise provided in subsection (b) below, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) other than by will or the laws of descent and distribution and shall not be subject to sale under execution, attachment, levy or similar process.

(b) PERMITTED TRANSFERS. If this option is designated a Nonqualified Stock Option in the Notice, the Optionee shall be permitted to transfer this option, in connection with his or her will or the laws of descent and distribution or as permitted by the Committee to the Optionee's spouse, siblings, lineal descendants, parents, heirs, executors, administrators, testamentary trustees, legatees, beneficiaries or a trust for the exclusive benefit of any of the foregoing persons, or to any charitable organizations described in Section 501(c)(3) of the Code, which shall have discretion to permit transferability to third parties under such terms and conditions as it shall determine.

SECTION 4 EXERCISE PROCEDURES.

(a) NOTICE OF EXERCISE. The Optionee or the Optionee's representative may exercise this option by giving written notice to the Company specifying the election to exercise this option, the number of shares of Common Stock for which it is being exercised and the form of payment. Exhibit A is an example of a "Notice of Exercise". The Notice of Exercise shall be signed by the person


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exercising this option. In the event that this option is being exercised by the
Optionee's representative, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise this option. The Optionee or the Optionee's representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under
Section 5 for the full amount of the Purchase Price.

(b) ISSUANCE OF COMMON STOCK. After receiving a proper notice of exercise, the Company shall cause to be issued a certificate or certificates for the shares of Common Stock as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship).

(c) WITHHOLDING REQUIREMENTS. The Company may withhold any tax (or other governmental obligation) as a result of the exercise of this option, as a condition to the exercise of this option, and the Optionee shall make arrangements satisfactory to the Company to enable it to satisfy all such withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of shares of Common Stock purchased by exercising this option.

SECTION 5 PAYMENT FOR SHARES OF COMMON STOCK.

Payment of the Purchase Price for shares purchased upon an exercise of this option may, to the extent permitted by applicable law, be made by delivery to the Company of cash, a wire transfer of available funds, or a check payable to the order of the Company in an amount equal to the purchase price of such shares. At the sole discretion of the Committee, all or any part of the Purchase Price and any applicable withholding requirements may be paid by one or more of the following methods: (i) by delivery to the Company of shares of Common Stock then owned by the Optionee for at least six (6) months having an aggregate Fair Market Value as of the date of delivery equal to the purchase price of such shares; (ii) by "net exercise" (i.e., the Optionee's directing the Company to apply a portion of the option shares, valued at Fair Market Value on the date of exercise, against the taxes resulting from exercise and/or the exercise price);
(iii) through reasonable cashless exercise procedures that are from time to time established by the Company and that afford the Optionee the opportunity to sell immediately some or all of the shares underlying the exercised portion of this option in order to generate sufficient cash to pay the option purchase price; or
(iv) by any combination of the above. Should the Committee exercise its discretion to permit the Optionee to exercise this option in whole or in part in accordance with this Subsections (i)-(iv) above, it shall have no obligation to permit such alternative exercise with respect to the remainder of this option or with respect to any other option to purchase shares of Common Stock held by the Optionee.

SECTION 6 TERM AND EXPIRATION.

(a) BASIC TERM. Subject to earlier termination in accordance with subsection (b) below, the exercise period of this option shall expire ten (10) years after the date it is granted.


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(b) TERMINATION OF SERVICE. If the Optionee's Service terminates for any reason
(other than for Cause), then the exercise period for this option shall expire on the earliest of the following occasions (or such later date as the Committee may determine):

          (i)  The expiration date determined pursuant to Subsection (a) above;

          (ii) 90 days following termination of the Optionee's service other than termination of service on account of death or Disability.

provided, however, that the Optionee (or in the case of the Optionee's death or Disability, the Optionee's representative) may exercise all or part of the Optionee's stock options at any time before the expiration of such stock options following termination of service only to the extent that the stock options are vested on or before the date Optionee's service terminates. The balance of the stock options (which are not vested on the date Optionee's service terminates) shall lapse when the Optionee's service terminates.

If by virtue of this provision, an Incentive Stock Option is not exercised within three (3) months after a Optionee's employment terminates, then unless such Optionee's employment termination is due to his or her death or Disability (defined for this purpose only as described in Section 22(e)(3) of the Code), the incentive stock option shall be treated as a nonqualified stock option.

All of the options granted to the Optionee (including any exercised stock options for which shares or cash have not been delivered to the Optionee) shall be cancelled and forfeited immediately on the date of the Optionee's termination of service with the Company or any Subsidiary if such termination is for Cause or Cause exists on such date, and the Company shall return to the participant the price (if any) paid for any undelivered shares. Should an Optionee die at a time when Cause exists, all of the options granted to the Optionee (including any exercised stock options for which shares have not been delivered to the participant) shall be cancelled and forfeited immediately as of the date of the Optionee's death.

(c) LEAVES OF ABSENCE. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing or if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

SECTION 7 ADJUSTMENT OF SHARES OF COMMON STOCK.

(a) ADJUSTMENT GENERALLY. If there shall be any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock or special one-time cash dividends, stock split, reverse stock split, split up, spin-off, combination of shares of Common Stock, exchange of shares of Common Stock, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to this option so that this option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Common Stock subject to the option had such option been exercised in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur.


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(b) MODIFICATION OF OPTION. In the event of any change or distribution described in subsection (a) above, in order to prevent dilution or enlargement of the Optionee's rights hereunder, the Committee may adjust, in an equitable manner, the number and kind of shares of Common Stock that may be issued under this Agreement, the Exercise Price applicable to this option, and the Fair Market Value of the Common Stock and other value determinations applicable to this option. Appropriate adjustments may also be made by the Committee in the terms of this option to reflect such changes or distributions and to modify any other terms of this option then outstanding, on an equitable basis, including modifications of performance targets and changes in the length of performance periods, provided, however, that any such arithmetic adjustment to an option shall not cause the amount of compensation payable thereunder to be increased from what otherwise would have been due upon attainment of the unadjusted option.

SECTION 8 CHANGE IN CONTROL.

If there is a Change of Control of the Company, the Committee may provide at any time prior to the Change of Control that all then outstanding stock options granted hereunder shall immediately vest and become exercisable In addition, the Committee may provide that all options held by Optionee, provided he or she is at the time of the Change of Control in the service of the Company a Subsidiary or affiliate, shall remain exercisable for the remainder of their terms notwithstanding any subsequent termination of Optionee's service. All options shall be subject to the terms of any agreement effecting the Change of Control, which agreement may provide, without limitation, that in lieu of continuing the options, each stock option outstanding hereunder shall terminate within a specified number of days after notice to Optionee, and that Optionee shall receive, with respect to each share of Common Stock subject to such stock option, an amount equal to the excess of the fair market value of such shares of Common Stock immediately prior to the occurrence of such Change of Control over the exercise price per share underlying such stock option with such amount payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine. A provision like the one contained in the preceding sentence shall be inapplicable to a stock option granted within 6 months before the occurrence of a Change of Control if Optionee is subject to the reporting requirements of Section 16(a) of the Exchange Act and no exception from liability under Section 16(b) of the Exchange Act is otherwise available to Optionee.

SECTION 9 MISCELLANEOUS PROVISIONS.

(a) RIGHTS AS A SHAREHOLDER. Neither the Optionee nor the Optionee's representative shall have any rights as a shareholder with respect to any shares of Common Stock subject to this option until the Optionee or the Optionee's representative becomes entitled to receive such shares of Common Stock by (i) filing a notice of exercise, and (ii) paying the Purchase Price as provided in this Agreement.

(b) TENURE. Nothing in the Notice, Agreement or Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without Cause.


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(c) NOTIFICATION. Any notification required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. A notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company.

(d) ENTIRE AGREEMENT. The Notice, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

(e) WAIVER. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition whether of like or different nature.

(f) SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon the Optionee, the Optionee's assigns and the legal representatives, heirs and legatees of the Optionee's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to be join herein and be bound by the terms hereof.

(g) CHOICE OF LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

SECTION 10 DEFINITIONS.

(a) "AGREEMENT" shall mean this Stock Option Agreement.

(b) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time.

(c) "CAUSE" shall have the meaning set forth in the Optionee's employment agreement with the Company or any Subsidiary or, in the event the Optionee has not entered into such employment agreement, "Cause" shall have the meaning set forth in the Company's employment policy.

(d) "CHANGE IN CONTROL" shall have the meaning set forth in Section 11(d) of the Plan.

(e) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

(f) "COMMITTEE" shall means the committee of the Board of Directors, as described in Section 2(a) of the Plan.

(g) "COMMON STOCK" shall mean the common stock of the Company, par value
$0.0001.

(h) "COMPANY" shall mean EpiCept Corporation, a Delaware corporation, and any successor thereto.


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(i) "GRANT DATE" shall mean the date specified in the Notice, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee's Service.

(j) "DISABILITY" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment as determined by the Board of Directors in its sole discretion.

(k) "EMPLOYEE" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(l) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

(m) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice.

(n) "FAIR MARKET VALUE" shall have the meaning set forth in Section 15 of the Plan.

(o) "INCENTIVE STOCK OPTION" shall mean an employee incentive stock option described in Section 422(b) of the Code.

(p) "NONQUALIFIED STOCK OPTION" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

(q) "NOTICE" shall have the meaning described in Section 1(a) of this Agreement.

(r) "OPTIONEE" shall mean the person named in the Notice.

(s) "PARENT" shall mean a "parent corporation" as defined in Section 424(e) of the Code.

(t) "PURCHASE PRICE" shall mean the Exercise Price multiplied by the number of shares of Common Stock with respect to which this option is being exercised.

(u) "SERVICE" shall mean service as an Employee. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing or if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

(v) "SUBSIDIARY" shall mean a "subsidiary corporation" as defined in Section 424(f) of the Code.


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                                    EXHIBIT A

                            SAMPLE NOTICE OF EXERCISE



EpiCept Corporation
270 Sylvan Avenue
Englewood Cliffs, NJ 07632
Attn:  Secretary

To the Secretary:

I hereby exercise my stock option granted under the EpiCept Corporation Inc. 2005 Equity Incentive Plan (the "Plan") and notify you of my desire to purchase the shares of Common Stock that have been offered pursuant to the Plan and related Option Agreement as described below.

I shall pay for the shares of Common Stock by delivery of a check payable to EpiCept Corporation (the "Company") in the amount described below in full payment for such shares of Common Stock plus all amounts required to be withheld by the Company under state, federal or local law as a result of such exercise or shall provide such documentation as is satisfactory to the Company demonstrating that I am exempt from any withholding requirement.

This notice of exercise is delivered this ___ day of ___________________ (month) ____(year).


------------------------------- ---------------------------- ---------------------------- ----------------------------
No. shares of Common Stock to   Type of Option               Exercise Price               Total
be Acquired
------------------------------- ---------------------------- ---------------------------- ----------------------------
                                Nonqualified Stock Option
------------------------------- ---------------------------- ---------------------------- ----------------------------
                                Incentive Stock Option
------------------------------- ---------------------------- ---------------------------- ----------------------------
Estimated Withholding           Nonqualified only
------------------------------- ---------------------------- ---------------------------- ----------------------------
                                                             Amount Paid
------------------------------- ---------------------------- ---------------------------- ----------------------------

                                          Very truly yours,

                                          ______________________________________
                                          Signature of Optionee


                                          Optionee's Name and Mailing Address
                                          ______________________________________
                                          ______________________________________
                                          ______________________________________

                                          Optionee's Social Security Number

                                          ______________________________________